UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 17, 2025
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Arhaus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41009 (Commission File Number)	87-1729256 (I.R.S. Employer Identification Number)
51 E. Hines Hill Road, Boston Heights, Ohio
(Address of Principal Executive Offices)
44236
(Zip Code)
(440) 439-7700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ARHS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 17, 2025 (the “Closing Date”), Arhaus, Inc. and certain of its subsidiaries (the “Company”) entered into the Third Amendment to Credit Agreement and Amendment to Security and Pledge Agreement (the “Amendment”) with Bank of America, N.A., as the Administrative Agent, the L/C Issuer, and the Swingline Lender, and the lenders party thereto (collectively, “BofA”). The Amendment further amends that certain Credit Agreement, dated November 8, 2021, between the Company and BofA to, among other things, (1) extend the maturity date of the revolving credit facility to October 17, 2030, and (2) increase the letter of credit commitment to an amount equal to the lesser of (a) $15 million, and (b) the amount of the revolving credit facility as of such date.

After giving effect to the Amendment, the aggregate amount of revolving credit commitments under the Credit Agreement remains $75 million. The Company has the option to increase the revolving credit commitment thereunder by an additional $25 million.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1†	Third Amendment to Credit Agreement and Amendment to Security and Pledge Agreement, dated October 17, 2025, among Arhaus, Inc., the Guarantors party thereto, Bank of America, N.A., as the Administrative Agent, the L/C Issuer, and the Swingline Lender, and the lenders party thereto.
104	Cover Page with Interactive Data File (embedded within the Inline XBRL document).

† Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC on request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22th day of October, 2025.

ARHAUS, INC.

By:	/s/ Michael Lee
Name:	Michael Lee
Title:	Chief Financial Officer